UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): March 7, 2018

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2018, OrthoPediatrics Corp. (the “Company”) issued a press release announcing its earnings for the quarter and year ended December 31, 2017 and making other disclosures. A copy of the press release (including the accompanying unaudited consolidated financial statements as of and for the quarter and year ended December 31, 2017, and other financial data) was furnished with a Current Report on Form 8-K filed on March 7, 2018 (the “Initial Form 8-K”). This amendment to the Company’s Initial Form 8-K (this “Amendment”) is being filed solely for the purpose of correcting a mathematical error related to net loss per share in the earnings release. For purposes of the original release, net loss attributable to common stockholders was reported as $(21,043) and $(29,465), respectively, for the three months and fiscal year ended December 31, 2017. The correct amounts of net loss attributable to common stockholders should have been $(15,078) and $(23,530), respectively, for the three months and fiscal year ended December 31, 2017. The discrepancy related to the accounting for the amount of accrued dividends that were reversed upon the conversion of the Company's Series B redeemable convertible preferred stock in connection with its IPO. Weighted average common shares - basic and diluted was reported for the three months and fiscal year ended December 31, 2017 as 4,831,991 and 4,817,079, respectively. The correct number of weighted average common shares - basic and diluted for the three months and fiscal year ended December 31, 2017 should have been 10,731,478 and 4,017,330, respectively. This error carried over into the calculation of net loss per share attributable to common stockholders - basic and diluted for the three months and fiscal year ended December 31, 2017 which were reported in the original release as $(4.35) and $(6.12), respectively, but should have been $(1.41) and $(5.86), respectively. The mathematical error has been corrected in the corresponding information contained in the Company’s Annual Report on Form 10-K, filed March 15, 2018. This Amendment does not modify or update any other disclosure contained in or furnished with the Initial Form 8-K and this Amendment should be read in conjunction therewith.

The information in this Current Report on Form 8-K/A is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: March 15, 2018	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary